UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2006

Mercury Computer Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Riverneck Road, Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 256-1300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)	Previous independent registered public accounting firm

(i)	On February 9, 2006, the previously announced resignation of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for Mercury Computer Systems, Inc. (the “Company”) became effective upon PwC’s completion of its procedures with respect to the following: (1) the unaudited interim financial statements of the Company as of December 31, 2005 and for the three- and six-month periods then ended and (2) the Company’s Form 10-Q in which such financial statements were included, which Form 10-Q was filed with the Securities and Exchange Commission (the “Commission”) on February 9, 2006.

(ii)	The reports of PwC on the financial statements as of and for the fiscal years ended June 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	During the fiscal years ended June 30, 2005 and 2004 and through February 9, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its reports on the financial statements for such years.

(iv)	During the fiscal years ended June 30, 2005 and 2004 and through February 9, 2006, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v)	The Company has requested that PwC furnish it with a letter addressed to the Commission stating whether or not PwC agrees with the above statements. A copy of such letter, dated February 13, 2006, is filed as Exhibit 16 to this Form 8-K/A.

(b)	New independent registered public accounting firm

(i)	On February 9, 2006, the Audit Committee of the Company’s Board of Directors unanimously voted to engage KPMG LLP as its new independent registered public accounting firm, effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2005.

(ii)	During the fiscal years ended June 30, 2005 and 2004 and through February 9, 2006, the Company has not consulted with KPMG LLP regarding any of the following:

(1)	the application of accounting principles to a specified transaction, either completed or proposed;

(2)	the type of audit opinion that might be rendered on the Company’s financial statements; or

(3)	any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16	Letter of PricewaterhouseCoopers LLP to the Commission dated February 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY COMPUTER SYSTEMS, INC. (Registrant)

Date: February 13, 2006	By:	/S/ ROBERT E. HULT
Robert E. Hult Senior Vice President, Operations and Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16	Letter of PricewaterhouseCoopers LLP to the Commission dated February 13, 2006.